STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Operating expenses:
Research and development	$ 4,756,468	$ 2,654,501
General and administrative	8,138,117	8,499,304
Depreciation	11,698	10,475
Total operating expenses	12,906,283	11,164,280
Loss from operations	(12,906,283)	(11,164,280)
Other income (expense):
Gain (loss) on change in fair value of derivatives	210,465	(422,908)
Interest income	75	1
Loss before income taxes	(12,695,743)	(11,587,187)
Income taxes (benefit)	0	0
Net loss	(12,695,743)	(11,587,187)
Preferred stock dividend	(119,877)	(110,023)
NET LOSS AVAILABLE TO COMMON STOCKHOLDERS	$ (12,815,620)	$ (11,697,210)
Net loss per common share, basic and diluted (in Dollars per share)	$ (0.50)	$ (0.60)
Weighted average number of common shares outstanding, basic and diluted (in Shares)	25,550,686	19,490,767